PIMCO VARIABLE INSURANCE TRUST

Supplement dated September 18, 2003 to the Institutional and Administrative Class

Prospectuses dated May 1, 2003

Disclosure relating to the Strategic Balanced Portfolio

The Board of Trustees of PIMCO Variable Insurance Trust has approved the termination of the Strategic Balanced Portfolio. Effective immediately, the Strategic Balanced Portfolio will no longer offer shares to investors.

Investors Should Retain This Supplement For Future Reference